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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.49

                                ESCROW AGREEMENT

         This ESCROW AGREEMENT, dated as of March 30, 2001 ("ESCROW AGREEMENT") is by and between DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"); SunTrust Bank, a Georgia banking corporation, as Escrow Agent hereunder ("ESCROW AGENT"); and the purchasers named on Exhibit A hereto (the "ESCROW PURCHASERS").

                                   BACKGROUND

         A. The Company is offering for sale (i) an aggregate of 247,882 shares (the "SHARES") of its Series F Convertible Preferred Stock, $.01 par value per share (the "SERIES F PREFERRED"), and (ii) warrants (collectively, the "WARRANTS") to purchase an aggregate of 99,153 additional shares of Series F Preferred at an exercise price of $166.41 per share (the "WARRANT SHARES"), pursuant to the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of March 30, 2001, by and among the Company and the purchasers identified in Exhibit A attached thereto.

         B. In accordance with the Purchase Agreement, the Escrow Purchasers will be required to submit full payment for their respective investments at the time they enter into the Purchase Agreement.

         C. Pursuant to the MarketPlace Rules of the Nasdaq National Market (the "NNM"), and the Delaware General Corporation Law, the Company is required to obtain stockholder approval for the issuance and sale of Series F Preferred and Warrants (i) to the extent such shares of Series F Preferred and Warrant Shares are convertible into a number of shares of Common Stock equal to 20% or more of the outstanding shares of Common Stock on the date hereof, (ii) to certain affiliates of the Company and (iii) to the extent that the issuance and sale of the Series F Preferred and Warrants constitute a change of control under the MarketPlace Rules. Additionally, the Company will be required to amend its Certificate of Incorporation to authorize, create and designate the Series F Preferred and to increase the total number of shares of stock and the total number of shares of Common Stock authorized to be issued in order to have a sufficient number of shares of authorized Common Stock for issuance upon conversion of all of the Series F Preferred. Pursuant to the Delaware General Corporation law, the amendment to the Certificate of Incorporation to authorize, create and designate the Series F Preferred and to increase the number of authorized shares requires the approval of the stockholders of the Company (such stockholder approval, together with the stockholder approval required by the MarketPlace Rules of The Nasdaq National Market, hereinafter are referred to collectively as the "REQUISITE STOCKHOLDER APPROVAL"). As a result, the Company and those Escrow Purchasers identified on Exhibit A hereto have agreed to the terms of the Purchase Agreement pursuant to which all of the Escrow Purchase Price (as hereinafter defined) payable by such Escrow Purchasers and certificates representing the Series F Shares and warrants shall be placed in escrow pending the Company's receipt of the Requisite Stockholder Approval.


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         D.       In order to establish the escrow of funds, the parties hereto have entered into this Escrow Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. DEFINITIONS. The following terms shall have the following meanings when used herein:

         "CLOSING DATE" shall be March 30, 2001.

         "ESCROW CERTIFICATES" shall have the meaning set forth in Section 3(b) hereof.

         "ESCROW FUNDS" shall mean the entirety of the Escrow Purchase Price deposited with the Escrow Agent pursuant to this Escrow Agreement by the Escrow Purchasers, together with any interest and other income thereon.

         "ESCROW PURCHASE PRICE" shall mean the funds in the respective amounts set forth opposite each Escrow Purchaser's name under the column "ESCROW PURCHASE PRICE" on Exhibit A hereto.

         "ESCROW PURCHASER" or "ESCROW PURCHASERS" shall have the meaning set forth in the first paragraph of this Escrow Agreement.

         "ESCROW WARRANTS" shall have the meaning set forth in Section 3 hereof.

         "EXPIRATION DATE" shall mean July 30, 2001, or such later date as shall be agreed to in writing by the Company and the Escrow Purchasers.

         "MAJORITY OF ESCROW PURCHASERS" shall mean the Escrow Purchasers that have deposited a majority of the Escrow Funds in the escrow.

         "PRO RATA BASIS" with respect to the allocation among Escrow Purchasers of interest and other earnings held in the Escrow Funds which derive solely from the Escrow Funds, shall mean, for each Escrow Purchaser, the Escrow Purchaser's Escrow Purchase Price multiplied by the number of days the Purchase Price of such Escrow Purchaser was held in interest-bearing investments pursuant to
Section 5 hereof, multiplied by the average yield earned on the Escrow Funds during such period of days.

         "REQUISITE STOCKHOLDER APPROVAL" shall have the meaning set forth in the section of this Escrow Agreement titled "Background".


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2.       APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. The Company and the
Escrow Purchasers hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

3.       DEPOSITS INTO ESCROW.

                  a. Deposit of Escrow Funds. On the Closing Date, each Escrow Purchaser shall deposit with the Escrow Agent in the following account the full amount of the Escrow Purchase Price set forth opposite such Escrow Purchaser's name on Exhibit A hereto:

                          SunTrust Bank
                          Corporate Trust Department
                          Center #008
                          A/C #9088000008
                          ABA #  061000104
                          ATTN:  Rebecca Fischer
                          Re:  Daleen Technologies, Inc. - Escrow Account.

Such Escrow Purchase Price shall be paid in United States dollars in immediately available funds by wire transfer to such account.

         The Escrow Purchase Price deposited by each Escrow Purchaser shall be accompanied by the following documents:

                  (1) a report containing such Escrow Purchaser's name, taxpayer identification number, address and other information required for withholding purposes; and

                  (2) a copy of the Purchase Agreement and this Escrow Agreement, in each case signed by such Escrow Purchaser as delivered to the Company.

         ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE ESCROW PURCHASERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST THE COMPANY UNTIL RELEASED TO THE COMPANY IN ACCORDANCE WITH SECTION 4(a) HEREOF.

                  b. Deposit of Escrow Certificates. On the Closing Date, the Company shall deposit with the Escrow Agent (x) undated certificates in the name of each Escrow Purchaser (collectively, the "ESCROW CERTIFICATES") representing the number of Shares that will, upon receipt of the Requisite Stockholder Approval, be issued to each Escrow Purchaser as set forth opposite each such Escrow Purchasers name on Exhibit A hereto and (y) undated warrants (the "ESCROW WARRANTS") representing the number of Warrant Shares that will, upon receipt of the Requisite Stockholder Approval, be issued to each Escrow Purchaser. The Escrow Certificates and Escrow Warrants shall be held and distributed by the Escrow Agent, in accordance with the terms and conditions of this Escrow Agreement. The parties hereto acknowledge and agree that


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the Shares to be represented by the Escrow Certificates and the Escrow Warrants
shall not be issued, or be deemed to have been issued, by the Company until receipt of the Requisite Stockholder Approval and the disbursement of the Escrow Funds to the Company pursuant to Section 4 hereof.

                  c. On the Closing Date, and in connection with the deposit of Escrow Certificates and Escrow Warrants as set forth in Section 3(b) hereof, the Company shall deliver to the Escrow Agent, irrevocable instructions set forth in Exhibit B attached hereto (the "IRREVOCABLE INSTRUCTIONS") which instruct the Transfer Agent, upon the receipt thereof, without any further instruction or direction from the Company, to date and deliver final definitive Escrow Certificates and Escrow Warrants pursuant to the provisions of Section 4(a) hereof.

                  d. Upon receipt, Escrow Agent shall hold the (i) Escrow Funds, (ii) Escrow Certificates, (iii) Escrow Warrants, and (iv) the Irrevocable Instructions until disbursed in accordance with Section 4 hereof.

4.       DISBURSEMENT OF ESCROW FUNDS.

                  a. Disbursement Upon Receipt of Requisite Stockholder Approval. Subject to the provisions of Section 10 hereof, Escrow Agent shall pay to the Company the liquidated value of the Escrow Funds, less the Placement Agent Fee (as defined below), by wire transfer to the Company's account set forth on Exhibit C hereto (or such other account as the Company shall give written notice), no later than two (2) business days following receipt by the Escrow Agent of a certificate signed by an officer of the Company (the "NOTICE OF DISBURSEMENT") certifying that the Company has obtained Requisite Stockholder Approval on or before the Expiration Date. Simultaneously therewith, the Escrow Agent shall pay to Robertson Stephens, Inc. (the "PLACEMENT AGENT") $1,218,750 (the "PLACEMENT AGENT FEE") from the Escrow Funds by wire transfer to the Placement Agent's account set forth on Exhibit F hereto (or such other account as the Company shall give written notice). No later than the business day following the Company's delivery of the Notice of Disbursement to the Escrow Agent, the Company shall deliver by overnight courier or facsimile transmission to each Escrow Purchaser a copy of the Notice of Disbursement.

         Simultaneously with wiring to the Company Escrow Funds, less the Placement Agent Fee, pursuant to this Section 4(a), Escrow Agent shall (x) deliver to the Transfer Agent (i) the Escrow Certificates, (ii) the Escrow Warrants, and (iii) Irrevocable Instructions to issue to each Escrow Purchaser the number of Shares represented by each Escrow Purchaser's Escrow Certificate and such Escrow Purchaser's Escrow Warrants in accordance with the Irrevocable Instructions. Thereafter, the Company shall take all action necessary to cause the Transfer Agent to cause the Shares to be issued on the books and records of the Company and to deliver to each Escrow Purchaser the Escrow Certificate in definitive form and dated representing such Escrow Purchaser's Shares as indicated opposite such Escrow Purchaser's name on Exhibit A hereto, duly executed on behalf of the Company and registered in the name of such Escrow Purchaser, and (y) such Escrow Purchaser's Escrow Warrants to purchase the number of Warrant Shares set


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forth opposite such Escrow Purchaser's name on Exhibit A hereto, duly executed on behalf of the Company and registered in the name of such Escrow Purchaser.

                  b. Expiration of Escrow. (i) Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received a Notice of Disbursement on or before the Expiration Date, Escrow Agent shall, within two
(2) business days after the Expiration Date without further instructions or directions from the Company or the Escrow Purchasers, (x) return to each Escrow Purchaser, by wire transfer of immediately available funds to such Escrow Purchaser's Account set forth on Exhibit D hereto, the Escrow Purchase Price deposited with the Escrow Agent by such Escrow Purchaser and such Escrow Purchaser's share of income, if any, earned on the Escrow Funds, each such share of income to be calculated on a Pro Rata Basis and (y) return to the Company the Escrow Certificates and Escrow Warrants.

                  (ii) In the event that prior to the Expiration Date, the Company holds a stockholders meeting at which a stockholder vote is actually taken on the proposal or proposals to approve the Transaction Documents and the transactions contemplated thereby and the Company does not obtain the Requisite Stockholder Approval (the "STOCKHOLDER DISAPPROVAL"), the Company shall, within two (2) business days after the Stockholder Disapproval notify each of the Escrow Purchasers and the Escrow Agent of such Stockholder Disapproval (the "DISAPPROVAL NOTICE"). Notwithstanding the foregoing, a stockholder vote on the Transaction Documents and the transactions contemplated thereby shall not be deemed to be a Stockholder Disapproval unless and until such vote is final and the Company is not legally able to adjourn or otherwise postpone the stockholder meeting for the purpose of reconsidering or revoting on such proposal. Additionally, there shall be no Stockholder Disapproval if the Company adjourns or postpones a stockholders meeting for any reason prior to the stockholders vote on a proposal to approve the Transaction Documents and the transactions contemplated thereby, or if there is otherwise not a full and final vote by the stockholders on the Proposal that results in a Stockholder Disapproval. The Escrow Agent shall, within two (2) business days after receipt of a Disapproval Notice, without further instructions or directions from the Company or the Escrow Purchasers, (x) return to each Escrow Purchaser, by wire transfer of immediately available funds to such Escrow Purchaser's Account set forth on Exhibit D hereto, the Escrow Purchase Price deposited with the Escrow Agent by such Escrow Purchaser and such Escrow Purchaser's share of income, if any, earned on the Escrow Funds, each such share of income to be calculated on a Pro Rata Basis and (y) return to the Company the Escrow Certificates and Escrow Warrants.

5. INVESTMENT OF FUNDS. Escrow Agent shall invest the Escrow Funds in a separate and distinct STI Classic U.S. Treasury Securities Money Market Fund deposit account bearing interest at a rate customary for like accounts offered by the Escrow Agent.

         Escrow Agent shall in no event be liable in connection with its investment or reinvestment of the Escrow Funds held by it hereunder in good faith, in accordance with the terms hereof, including, but not limited to, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Funds, or any loss of interest incident to any such delays.


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6.       SUSPENSION OF PERFORMANCE OR DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between the Company, Escrow Agent, any Escrow Purchaser or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Company and a Majority of the Escrow Purchasers has not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  a. suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 5 hereof; and/or

                  b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Georgia for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it in the Escrow Funds for holding and disposition in accordance with the instructions of such court.

                  Escrow Agent shall have no liability to the Company, any Escrow Purchaser or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

7. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time, for any reason, by giving thirty (30) days' prior written notice to the Company and the Escrow Purchasers or may be removed, with or without cause, by either the Company or a Majority of the Escrow Purchasers, at any time by the giving of thirty (30) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided below. Upon any such notice of resignation, or removal, the Company and the Majority of the Escrow Purchasers shall appoint a successor Escrow Agent hereunder, which shall be a company bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. Upon removal or resignation, Escrow Agent shall deliver all Escrow Funds, Escrow Certificates and Escrow Warrants in its possession under this Escrow Agreement to any successor Escrow Agent appointed by the Company and a Majority of the Escrow Purchasers or,


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if no successor Escrow Agent has been appointed upon the effective date of such resignation, to any court of competent jurisdiction. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement, except that such resignation shall not prevent Escrow Agent from receiving its compensation earned prior thereto subject to Section 10 hereof.

8.       LIABILITY OF ESCROW AGENT.

                  a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds, the Escrow Certificates and the Escrow Warrants except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. Escrow Agent shall not be obligated to take any legal action or commence any proceedings in connection with the Escrow Funds or any account in which Escrow Funds are deposited or this Escrow Agreement or to appear in, prosecute or defend any such legal action or proceeding which would or might involve Escrow Agent in any cost, expense, loss or liability unless indemnification shall be furnished. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Purchase Agreement with any Escrow Purchaser or any other agreement between the Company and/or any Escrow Purchaser. Escrow Agent shall not be responsible or liable in any manner for the performance by the Company or any Escrow Purchaser of their respective obligations under any Purchase Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Company or any third party (including any Escrow Purchaser) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in good faith and in accordance with the opinion or instruction of such counsel. The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order,


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writ, judgment or decree which it is advised by legal counsel selected by its is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

9. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Escrow Agreement, the Company shall, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Company, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws; or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit, or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of any Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Company shall be required to pay such fees and expenses if (a) the Company agrees to pay such fees and expenses, or (b) the Company shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) the Company is the plaintiff in any such action or proceeding, or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and the Company, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company. The Company shall be liable to pay reasonable fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by the Company pursuant to the forgoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the Company under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.


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10.      COMPENSATION TO ESCROW AGENT. The Company shall compensate Escrow Agent for its services hereunder in accordance with the fee schedule for the Escrow Agent attached as Exhibit E hereto. The foregoing compensation shall be payable by the Company upon demand by Escrow Agent. The obligations of the Company under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

11. REPRESENTATIONS AND WARRANTIES. (a) The Company makes the following representations and warranties to Escrow Agent.

                  (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                  (ii) This Escrow Agreement has been duly approved by all necessary action of the Company, has been executed by duly authorized officers of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

                  (iii) The execution, delivery, and performance by the Company of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational documents of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Company is a party or any of its property is subject.

                  (iv) No party other than the parties hereto and the prospective Escrow Purchasers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                  (v) The Company hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein. The Company further agrees to allow Escrow Agent to review any sales literature in which Escrow Agent's name appears and which is used in connection with this offering.

                  (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

         (b) Each Escrow Purchaser, severally and not jointly, makes the following representations and warranties to Escrow Agent.


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                  (i)      The Escrow Purchaser is duly organized, validly
existing, and in good standing under the laws of the state of its organization and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                  (ii) This Escrow Agreement has been duly approved by all necessary action of the Escrow Purchaser, has been executed by the Escrow Purchaser, and constitutes a valid and binding agreement of the Escrow Purchaser, enforceable in accordance with its terms.

                  (iii) The execution, delivery, and performance by the Escrow Purchaser of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational documents of the Escrow Purchaser, any applicable law or regulation, any court order or administrative ruling or decree to which the Escrow Purchaser is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Escrow Purchaser is a party or any of its property is subject.

                  (iv) The Escrow Purchaser shall not have any lien or security interest in the Escrow Purchase Price or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Purchase Price or any part thereof.

                  (v) The Escrow Purchaser hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or Warrants or has approved, endorsed or passed upon the merits of the investment therein.

12. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after deliver to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

         If to the Company at:
                                    Daleen Technologies, Inc.
                                    1750 Clint Moore Road
                                    Boca Raton, Florida 33487
                                    Telephone Number: (561) 999-8000
                                    Facsimile Number: (561) 981-1134
                                    Attn: Steve Wagman, Chief Financial Officer


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         If to the Escrow Agent at:

                                    SunTrust Bank
                                    25 Park Place
                                    24th Floor
                                    Atlanta, Georgia  30303-2900
                                    Attn:  Rebecca Fischer
                                    Telephone Number:  (404) 588-7262
                                    Facsimile Number:  (404) 588-7333

or to such other address as each party may designate for itself by like notice. A party shall not be charged with knowledge of any fact, including but not limited to performance or non-performance of any condition, unless such party has actually received notice thereof in accordance with this section.

13       AMENDMENT OR WAIVER. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Company, the Escrow Purchasers and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

14       SEVERABILITY. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

15. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

16. ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

17. BINDING EFFECT. All of the terms of this Escrow Agreement as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Company and Escrow Agent.

18. EXECUTION IN COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

19. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 6 hereof, this

Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

20.      DEALINGS.

                  a. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Company and become pecuniarily interested in any transaction in which the Company may be interested, and contract and lend money to the Company and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company or any other entity.

                  b. The Company shall provide Escrow Agent with its Employer Identification Number as assigned by the Internal Revenue Service. Additionally, the Company shall complete and return to Escrow Agent any and all tax forms or reports required to be maintained or obtained by Escrow Agent. In the event that Escrow Funds are returned to Escrow Purchasers pursuant to
Section 4 hereof, Escrow Agent shall, based upon the information available to it, file with the Internal Revenue Service and send to each Escrow Purchaser a Form 1099-INT with respect to contributions of interest to Escrow Purchasers. All interest or other income earned under this Escrow Agreement which is payable to the Company pursuant to Section 4 hereof shall be allocated and paid as directed by the Company and reported to the Internal Revenue Service as having been so allocated and paid.

                  c. The Company's and Escrow Agent's signatures hereto shall signify their consent that a signed copy hereof may be filed with the various regulatory authorities of the State of Georgia and with any Federal Government agencies or regulatory authorities.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                   DALEEN TECHNOLOGIES, INC.


                                   By: /s/ James Daleen
                                      ------------------------------------------
                                   Name:   James Daleen
                                   Title:  Chairman and Chief Executive Officer

ATTEST:


/s/ Stephen M. Wagman
------------------------------
Secretary
[CORPORATE SEAL]


                                   SUNTRUST BANK
                                   as Escrow Agent


                                   By: /s/ Rebecca Fischer
                                      ------------------------------------------
                                   Name:   Rebecca Fischer
                                   Title:  Assistant Vice President


                    [PLACEMENT AGENT SIGNATURE ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   PLACEMENT AGENT:

                                   ROBERTSON STEPHENS, INC.


                                   By: /s/ Illegible
                                      ------------------------------------------
                                   Name:
                                   Title:   Managing Director


                [ESCROW PURCHASERS SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   PURCHASERS:

                                   HARBOURVEST PARTNERS VI - DIRECT FUND L.P.

                                   By: HVP VI-DIRECT ASSOCIATES, L.L.C.
                                   Its General Partner

                                   By: HARBOURVEST PARTNERS, LLC
                                   Its General Partner

                                   By: /s/ Ofer Nemirovsky
                                      ------------------------------------------
                                      Ofer Nemirovsky, Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   SAIC VENTURE CAPITAL CORPORATION


                                   By: /s/ Kevin A. Werner
                                      ------------------------------------------
                                   Name:    Kevin A. Werner
                                   Title:   President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ROYAL WULFF VENTURES, LLC


                                   By: /s/ Robert E. Cook
                                      ------------------------------------------
                                   Name:    Robert E. Cook
                                   Title:   Managing Member


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ST. PAUL VENTURE CAPITAL VI, LLC

                                   By: SPVC MANAGEMENT VI, LLC
                                   Its:  Managing Member

                                   By: /s/ Patrick A. Hopf
                                      ------------------------------------------
                                   Name:    Patrick A. Hopf
                                   Title:   Senior Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ABS VENTURES IV, L.P.

                                   By: CALVERT CAPITAL,  LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager

                                   ABX FUND, L.P.

                                   By: CALVERT CAPITAL II, LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   HALIFAX FUND, L.P.


                                   By: /s/ Jeffrey Devers
                                      ------------------------------------------
                                   Name:    Jeffrey Devers
                                   Title:   Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   BAYSTAR CAPITAL, L.P.


                                   By: /s/ Brian Davidson
                                      ------------------------------------------
                                   Name:    Brian Davidson
                                   Title:



                                   BAYSTAR INTERNATIONAL LTD.


                                   By: /s/ Brian Davidson
                                      ------------------------------------------
                                   Name:    Brian Davidson
                                   Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   SPECIAL SITUATIONS PRIVATE
                                   EQUITY FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:    David Greenhouse
                                   Title:   Managing Director



                                   SPECIAL SITUATIONS CAYMEN FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:    David Greenhouse
                                   Title:   Managing Director